SECOND AMENDING AGREEMENT
TO
PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDING AGREEMENT AND CONSENT is made as of February 15, 2012

AMONG:

Pinette (Proprietary Limited), a company incorporated under the laws of the Republic of Botswana;

(“PINETTE”)

AND:

Marc Paul Lindsay, of the Republic of South Africa;

(“LINDSAY”)

AND:

Sono Resources, Inc., a company incorporated under the laws of Nevada, USA

(“SONO”)

WHEREAS:

(A)            PINETTE, LINDSAY and SONO (each a “Party” and, together, the “Parties”) have entered into a Purchase and Sale Agreement dated September 14, 2011 (the “Purchase Agreement”), which contemplates the sale by PINETTE to SONO of certain Licenses (as such term is defined in the Purchase Agreement) on the terms and conditions set forth in the Purchase Agreement;

(B)            Section 9.11 of the Purchase Agreement provides that the Purchase Agreement may be amended by agreement in writing signed by each of the Parties;

(C)            Background recital B to the Purchase Agreement states that LINDSAY has an interest in and is the principal and sole shareholder of PINETTE, which is not entirely accurate as LINDSAY is not the sole shareholder of PINETTE as LINDSAY is only a 50% indirect beneficial owner of PINETTE.

(D)            Section 1.1(d) of the Purchase Agreement defines “Closing Date” to mean October 15, 2011 or such other date as the Parties may agree to in writing;

(E)            Pursuant to Section 7.1(d) of the Purchase Agreement, the Purchase Agreement may be terminated at any time by any Party if the Closing is not on or before October 15, 2011, or such other date agreed upon by the Parties in writing;

(F)            On October 15, 2011, the Parties amended the terms of the Purchase Agreement to extend the Closing Date to February 15, 2012.

(G)            The Parties wish to further amend the terms of the Purchase Agreement in order to correct the disclosure under background recital B and to extend the Closing Date to May 31, 2012.

THIS SECOND AMENDING AGREEMENT (the “Amendment”) witnesses that in consideration of the respective covenants and agreements herein contained, the Parties hereto covenant and agree as follows:

Certain Definitions

1.                Capitalized terms not otherwise herein defined shall have the meaning ascribed to them in the Purchase Agreement.

Background

2.                Background recital B of the Purchase Agreement is hereby amended in its entirety to read as follows:

“Marc has an interest in and is the principal and a 50% indirect beneficial owner of PINETTE.”

Termination Date

3.                Section 1.1(d) and Section 7.1(d) of the Purchase Agreement are hereby amended to replace “February 15, 2012” with “May 31, 2012”.

Amendment

4.                Except as expressly amended hereby, the Purchase Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect as of the date hereof.

Effect of Amendment

5.                This Amendment shall form a part of the Purchase Agreement for all purposes, and each Party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the Parties hereto, any reference to the Purchase Agreement shall be deemed a reference to the Purchase Agreement as amended hereby.

Governing Laws

6. This Amendment shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and the parties hereby irrevocably attorn to the non-exclusive jurisdiction of the Courts of the Province of British Columbia sitting in the City of Vancouver.

Counterparts

7.                This Amendment may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the Parties, and each of which will together be deemed to be an original, notwithstanding that each Party is not a signatory to the same counterpart.

Headings

8.                The descriptive headings of the several Sections of this Amendment were formulated, used and inserted in this Amendment for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF this Amendment has been executed by the Parties effective as of the day and year first above written.

PINETTE (PROPRIETARY) LIMITED

By: /s/ Marc Paul Lindsay
       Authorized Signatory

/s/ Marc Paul Lindsay
Marc Paul Lindsay

SONO RESOURCES, INC.

By: /s/ Peter Wilson
       Authorized Signatory